Short-Term Borrowings And Long-Term Debt	12 Months Ended
Feb. 24, 2023
Debt Disclosure [Abstract]
Short-Term Borrowings And Long-Term Debt	SHORT-TERM BORROWINGS AND LONG-TERM DEBT

Debt Obligations	Interest Rate as of February 24, 2023	Fiscal Year Maturity	February 24, 2023	February 25, 2022
U.S. dollar obligations:
Senior notes	5.125%	2029	$445.5	$444.9
Notes payable	5.90%	2024	32.2	34.9
Other committed bank facility	7.06%	2024	3.5	2.4
			481.2	482.2
Foreign currency obligations:
Notes payable			—	0.3
Total short-term borrowings and long-term debt			481.2	482.5
Less: Short-term borrowings and current portion of long-term debt (1)			35.7	5.1
Long-term debt			$445.5	$477.4
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(1)The weighted-average interest rate for short-term borrowings and the current portion of long-term debt was 6.0% as of February 24, 2023 and 2.3% as of February 25, 2022.
The annual maturities of short-term borrowings and long-term debt for each of the following five years are as follows:

Fiscal Year Ending in February	Amount
2024	$35.7
2025	—
2026	—
2027	—
2028	—
Thereafter	445.5
$481.2
Senior Notes
In 2019, we issued $450.0 of unsecured unsubordinated senior notes, due in January 2029 (“2029 Notes”). The 2029 Notes rank equally with all of our other unsecured unsubordinated indebtedness, and they contain no financial covenants. The 2029 Notes were issued at 99.213% of par value. The bond discount of $3.5 and direct debt issuance costs of $4.0 were deferred and are being amortized over the life of the 2029 Notes. Although the coupon rate of the 2029 Notes is 5.125%, the effective interest rate is 5.6% after taking into account the impact of the direct debt issuance costs, a deferred loss on an interest rate lock related to the debt issuance and the bond discount. Amortization expense related to the discount and debt issuance costs on the 2029 Notes was $0.7 and $0.8 in 2023 and 2022, respectively.
We may redeem some or all of the 2029 Notes at any time. The redemption price would equal the greater of: (1) the principal amount of the notes being redeemed or (2) the present value of the remaining scheduled payments of principal and interest discounted to the redemption date on a semi-annual basis at the comparable U.S. Treasury rate plus 40 basis points; plus, in both cases, accrued and unpaid interest. If the notes are redeemed within 3 months of maturity, the redemption price would be equal to the principal amount of the notes being redeemed plus accrued and unpaid interest.
Note Payable
As of February 24, 2023 we have a $32.2 note payable with an original amount of $50.0 at a floating interest rate based on 30-day LIBOR plus 1.20%. As of February 24, 2023, the interest rate was 5.90%. The loan has a term of seven years and requires fixed monthly principal payments of $0.2 on a 20-year amortization schedule with a $31.8 balloon payment due in 2024. The loan is secured by our two corporate aircraft, contains no financial covenants and is not cross-defaulted to our other debt facilities. The loan matures in 2024.
Global Committed Bank Facility
We have a $250.0 global committed bank facility, which expires in 2025. At our option, and subject to certain conditions, we may increase the aggregate commitment under the facility by up to $125.0 by obtaining at least one commitment from one or more lenders. We can use borrowings under the facility for general corporate purposes, including friendly acquisitions. Interest on borrowings is based on the rate, as selected by us, between the following two options:
•the applicable margin as set forth in the credit agreement, plus the greatest of (i) the prime rate, (ii) the federal funds effective rate plus 0.5%, (iii) the Adjusted LIBO rate as set forth in the credit agreement for a one-month interest period plus 1% or (iv) a 0.75% floor; or
•the Eurocurrency rate, with a floor of zero, plus the applicable margin as set forth in the credit agreement.
The facility requires us to satisfy two financial covenants as defined in the credit agreement:
•A maximum net leverage ratio covenant, which is measured by the ratio of (x) indebtedness less liquidity to (y) trailing four fiscal quarter adjusted EBITDA and is required to be less than 3.5:1. In the context of certain permitted acquisitions, we have a one-time ability, subject to certain conditions, to increase the maximum ratio to 4.0:1 for four consecutive quarters.
•A minimum interest coverage ratio covenant, which is measured by the ratio of (y) trailing four quarter adjusted EBITDA to (z) trailing four quarter interest expense and is required to be no less than 3.0:1.
The facility does not include any restrictions on cash dividend payments or share repurchases.
During 2023, we borrowed $68.0 under the facility to fund a portion of our acquisition of HALCON, and we also borrowed under the facility to support our global operating requirements. As of February 24, 2023, there were no borrowings outstanding under the facility, our availability to borrow under the facility was not limited, and we were in compliance with all covenants under the facility. As of February 25, 2022, there were no borrowings outstanding under the facility and we were in compliance with all covenants under the facility.
Other Credit Facilities
We have the following other bank and credit facilities as of February 24, 2023:
•a committed bank facility of $8.0 related to a subsidiary. As of February 24, 2023, $3.5 was outstanding under the facility and our availability to borrow under the facility was not limited. As of February 25, 2022, we had a committed bank facility of $12.5 related to a subsidiary. There was availability of $4.0 under the facility based on eligible accounts receivable of the subsidiary, and $2.4 was outstanding under the facility; and
•unsecured uncommitted short-term credit facilities with various financial institutions with up to $3.8 of U.S. dollar obligations and up to $11.4 of foreign currency obligations available for working capital purposes as of February 24, 2023. Interest rates are variable and determined at the time of borrowing. These credit facilities have no stated expiration date but may be changed or canceled by the banks at any time. There were no borrowings on these facilities as of February 24, 2023 or February 25, 2022.